EXHIBIT 10.14

                         REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated as of November 6, 1996 among Ingram Micro Inc., a Delaware corporation ("MICRO"), and the Persons listed on the signature pages hereof.

         In connection with the closing of the transactions contemplated by the Restated Exchange Agreement (the "EXCHANGE AGREEMENT") dated as of September 4, 1996 as amended and restated as of October 17, 1996, among Ingram Industries Inc. ("INDUSTRIES"), Ingram Entertainment Inc. ("ENTERTAINMENT"), Micro and the Persons listed on the signature pages thereof, the parties hereto (other than Micro) acquired shares of common stock of Micro; and

         WHEREAS, Micro has agreed to grant the other parties hereto certain rights to register such shares of common stock as provided herein;

         NOW, THEREFORE, in consideration of the mutual promises set forth below (the mutuality, adequacy and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "BUSINESS DAY" means any day except a Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized by law to close.

         "COMMISSION" means the Securities and Exchange Commission.


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         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAMILY STOCKHOLDER" means each of the Family Stockholders set forth on Annex I hereto.

         "GRANTEE" means each Person (other than a Holder) to whom Micro has granted registration rights.

         "HOLDERS" means each of the parties to this Agreement (other than Micro) and any other Person, who, pursuant to the terms hereof, shall become a party to or agree to be bound by the terms of this Agreement after the date hereof.

         "INGRAM STOCKHOLDER" means each Family Stockholder, the Qtip Trust, the
E. Bronson Ingram 1995 Charitable Remainder 5% Unitrust, the Martha and Bronson Ingram Foundation, the E. Bronson Ingram 1994 Charitable Lead Annuity Trust and the Permitted Transferees of each of such Persons.

         "MICRO CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of Micro.

         "PERMITTED TRANSFEREE" means, (A) with respect to any Ingram Stockholder, (i) any Affiliate of such Ingram Stockholder, (ii) the spouse or descendants (including adopted Persons and their descendants) of such Ingram Stockholder, their estates, or trusts for the benefit of such Ingram Stockholder, Affiliate, spouse or descendants or (iii) any other Holder, (B) with respect to the Ingram Thrift Plan, (i) any Participant (as defined in the Employee Benefits Transfer, Assumption and Services Agreement of even date herewith among Industries, Micro and Entertainment (the "BENEFITS TRANSFER AGREEMENT")) or (ii) the Micro Thrift Plan or the Entertainment Thrift Plan (each as defined in the Benefits Transfer Agreement) in connection with any Transfer of Micro common stock to the Micro Thrift Plan or Entertainment Thrift Plan, respectively, pursuant to Section 3.01 of the Benefits Transfer Agreement and (C) with respect to any other Holder, the spouse or descendants (including adopted Persons and their descendants) of such Holder, their estates, or trusts or other entities solely for the benefit of such Holder, spouse or descendants; provided that each such transferee shall have executed and delivered to Micro an instrument substantially in the form of Exhibit A hereto pursuant to which the transferee shall have agreed to be bound by the terms of this Agreement.

         "PERSON" means an individual, corporation, partnership, limited liability company, trust, association or any other entity or organization.

         "PUBLIC OFFERING" means any public offering of equity securities of Micro pursuant to an effective registration statement under the Securities Act other than

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pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

         "QTIP TRUST" means the E. Bronson Ingram Qtip Marital Trust.

         "REGISTRABLE SECURITIES" means any shares of Micro Class A Common Stock now or hereafter acquired by the Holders or by any Permitted Transferee of any such Holder and any shares of Micro Class A Common Stock issued with respect to any Registrable Securities including, without limitation, by way of a stock split or stock dividend, in connection with a recapitalization or a merger, consolidation or other reorganization, or pursuant to a distribution; provided that (A) such securities shall cease to be Registrable Securities if and when
(i) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) are met or (iii) such shares shall have ceased to be outstanding securities and (B) in addition to clause (A) above, securities requested to be registered by Holders (other than the Ingram Stockholders) pursuant to Section 2.02 shall cease to be Registrable Securities if and when such securities may be sold pursuant to Rule 144(k) or otherwise in the public market without being registered pursuant to the Securities Act; provided further that any such shares that have ceased to be Registrable Securities cannot thereafter become Registrable Securities, and securities that are issued or distributed by way of dividends in respect of such shares of Micro Class A Common Stock that have ceased to be Registrable Securities shall not be Registrable Securities.

         "REGISTRATION EXPENSES" means all (i) registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses of Micro (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for Micro, (vi) customary fees and expenses for independent certified public accountants retained by Micro (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) fees and expenses of any special experts retained by Micro in connection with such registration,
(viii) fees and expenses of listing the Registrable Securities on a securities exchange and (ix) customary fees and disbursements (in light of the time and effort required and the complexity of the matters addressed) of one separate firm of attorneys (in addition to any local counsel) for the Holders (which counsel shall be selected by the Qtip Trust, the Initiating Family Stockholders, or Demanding Holders owning a majority of the Registrable Securities requested to be included in such

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registration by all Demanding Holders (in the case of any registration requested by the Qtip Trust, the Initiating Family Stockholders or the Demanding Holders, respectively, pursuant to Section 2.01)), or the Holder selling securities constituting the largest number of securities included in such registration by any Holder (in the case of any registration pursuant to Section 2.02) and shall be reasonably acceptable to Micro; but shall not include any underwriting fees or discounts or commissions attributable to the sale of Registrable Securities.

         "RULE 144" means Rule 144 under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

                  TERM                                        SECTION
                  ----                                        -------
                  Change of Control Date                      2.01
                  Demanding Holders                           2.01
                  Disadvantageous Condition                   2.01
                  Indemnified Party                           2.07
                  Indemnifying Party                          2.07
                  Initiating Family Stockholders              2.01
                  Inspectors                                  2.04
                  Maximum Offering Size                       2.01
                  Priority Holder                             2.02
                  Priority Securities                         2.02
                  Records                                     2.04
                  Section 2.01 Holders                        2.01

                                    ARTICLE 2

                               REGISTRATION RIGHTS

         SECTION 2.01.  Demand Registration.

          (a) Registration on Request. If following the initial Public Offering, the Qtip Trust desires to effect the registration under the Securities Act of outstanding Registrable Securities, the Qtip Trust may make a written request that Micro effect the registration under the Securities Act of all or any portion of the outstanding Registrable Securities of the Qtip Trust and any or all of the other Ingram Stockholders. If following the initial Public Offering, the Family Stockholders desire to effect the registration under the Securities Act of outstanding Registrable Securities, Family Stockholders (the "INITIATING FAMILY STOCKHOLDERS") holding at least a majority of the outstanding Registrable Securities held by all Family Stockholders may make a written request that Micro effect


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the registration under the Securities Act of all or any portion of the outstanding Registrable Securities of such Family Stockholders. If following the initial Public Offering and on any date (the "CHANGE OF CONTROL DATE") prior to the second anniversary of the date hereof, the Ingram Stockholders transfer, in one transaction or a series of related transactions, shares of Micro common stock and if, after giving effect to such transfer, the Ingram Stockholders cease to own shares of Micro common stock representing a majority of the number of votes for the election of directors represented by all of the shares of Micro common stock outstanding on such date, the Holders (other than the Ingram Stockholders) of at least a majority of the outstanding Registrable Securities held by all Holders (other than the Ingram Stockholders) prior to the Change of Control Date (the "DEMANDING HOLDERS") may, prior to the second anniversary of the date hereof, make a written request that Micro effect the registration under the Securities Act of all or any portion of the outstanding Registrable Securities of such Holders; provided that the Demanding Holders shall not be entitled to request any such registration if such Demanding Holders were offered the opportunity to participate in such transfer by the Ingram Stockholders generally on the same terms and conditions as the Ingram Stockholders. The Qtip Trust, the Initiating Family Stockholders and the Demanding Holders are sometimes hereinafter referred to together as the "SECTION 2.01 HOLDER". Any request for registration made pursuant to this Section 2.01 will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof; provided that Micro shall not be obligated to (x) effect any shelf registration of Registrable Securities pursuant to Rule 415 under the Securities Act, (y) register Registrable Securities (i) representing less than 10% of the outstanding Registrable Securities or (ii) if the Ingram Stockholders (in the case of any registration requested by the Qtip Trust), the Initiating Family Stockholders (in the case of any registration requested by the Initiating Family Stockholders) or the Demanding Holders (in the case of any registration requested by the Demanding Holders) hold less than 10% of the outstanding Registrable Securities, unless the underwriter determines that the net proceeds of any registration of such Registrable Securities are expected to be at least $25,000,000 or (z) effect any such registration requested by the Qtip Trust or the Initiating Family Stockholders, unless the Qtip Trust or the Initiating Family Stockholders have furnished Micro with an opinion of counsel in form and substance reasonably satisfactory to Micro to the effect that the requested registration and sale of Registrable Securities will not adversely affect the tax-free nature of the transactions contemplated by the Exchange Agreement or the Amended and Restated Reorganization Agreement dated as of September 4, 1996 as amended and restated as of October 17, 1996 among Industries, Entertainment and Micro. In any such opinion counsel may rely, to the extent they may do so in good faith, upon representations that the trustees of the Qtip Trust and other Holders had no plan or intention of selling the Micro common stock received in the transactions at the time the transactions were effected and that the decision to sell such stock pursuant to exercise of the demand registration right was based upon considerations which arose subsequent to the transactions. Micro will promptly give written notice of such requested registration to all other Holders and each Grantee, and,


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subject to Section 2.01(f) hereof, thereupon will use its best efforts to effect, as promptly as practicable, the registration under the Securities Act of:

                       (i) the Registrable Securities which Micro has been so requested to register by the Section 2.01 Holder; and

                      (ii) all other Registrable Securities which Micro has been requested to register by any other Holder pursuant to Section 2.02, by written request received by Micro within ten Business Days after the giving of such written notice by Micro, and all other securities which Micro has been requested to register pursuant to an agreement entered into with a Grantee;

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that:

                  (X) Micro shall not be obligated to file a registration statement relating to a registration request made by the Qtip Trust pursuant to this Section 2.01 more than once during any 12-month period or sooner than three months following the effective date of a Public Offering in which the Qtip Trust and the other Ingram Stockholders were entitled to include Registrable Securities, unless the number of Registrable Securities requested to be included in such Public Offering by the Qtip Trust and the other Ingram Stockholders was in excess of 125% of the number of such Registrable Securities actually included;

                  (Y) Except as otherwise specifically provided herein, Micro shall in no event be obligated to effect more than three registrations requested by the Qtip Trust pursuant to this Section 2.01, more than one registration requested by the Initiating Family Stockholders pursuant to this Section 2.01, or more than one registration requested by the Demanding Holders pursuant to this Section 2.01. Except as otherwise specifically provided herein, none of such regististrations may be requested after the expiration of 84 months following the initial Public Offering;

                  (Z) with respect to any registration statement filed or to be filed pursuant to this Section 2.01, if the Board of Directors of Micro shall determine, in its good faith judgment, that to maintain the effectiveness of such registration statement or to permit such registration statement to become effective (or, if no registration statement has yet been filed, to file such a registration statement) would be significantly disadvantageous to Micro (a "DISADVANTAGEOUS CONDITION"), Micro may, for the shortest period possible but not more than a period of 120 days from the date of the Board's determination, cause such registration statement to be withdrawn and the effectiveness of such registration

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
         statement to be temporarily suspended or, if no registration statement has yet been filed, delay the filing of such registration statement.

Promptly after the expiration of the ten Business Day period referred to in clause (ii) above, Micro shall notify each holder of Registrable Securities to be included in the registration of the other Holders and Grantees requesting securities to be included therein and the number of shares requested to be included therein. The Qtip Trust, or the Initiating Family Stockholders or Demanding Holders owning a majority of the Registrable Securities requested to be included in such registration by all Initiating Family Stockholders or Demanding Holders, respectively, may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability (except as set forth below) to any other Holder holding Registrable Securities requested to be registered pursuant to clause (ii) above or any Grantee, by providing a written notice to Micro revoking such request; provided that, if as a result thereof such registration is abandoned, all Registration Expenses and all other fees and expenses reasonably incurred by other Holders and Grantees including securities in such registration shall be borne by the
Section 2.01 Holder, on a pro rata basis (in the case of any such registration requested by the Initiating Family Stockholders or Demanding Holders) according to the relative number of shares requested to be included in such registration by each such Initiating Family Stockholder or Demanding Holder, respectively. If Micro determines to take any action pursuant to clause (Z) above, Micro shall deliver a notice to the Section
2.01 Holder and to any holder of securities being sold pursuant to an effective registration statement to such effect. Upon the receipt of any notice delivered as a result of a determination by Micro to take action pursuant to clause (Z) above, such Persons shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by Micro, shall deliver to Micro all copies of the prospectus delivered to such Persons then covering such securities current at the time of receipt of such notice (or, if no registration statement has yet been filed, all drafts of the prospectus delivered to such Persons covering such securities). If any Disadvantageous Condition shall cease to exist, Micro shall promptly notify the Section 2.01 Holder (and any other holder whose securities shall have ceased to be sold pursuant to an effective registration statement as a result of such Disadvantageous Condition) to such effect. If so requested by the Section 2.01 Holder, Micro shall, if any registration statement shall have been withdrawn, at such time as it is possible or, if earlier, at the end of the 120-day period following such withdrawal, file a new registration statement covering the securities that were covered by such withdrawn registration statement, and the effectiveness of such registration statement shall be maintained for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such withdrawn registration statement was effective, if any, shall be such time as may be otherwise required by this Agreement.

         (b) Registration Statement Form. If, pursuant to a registration request under this Section 2.01, Micro proposes to effect registration by filing of a registration statement

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on Form S-3 (or any successor or similar short-form registration statement) and any managing underwriter shall advise Micro in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c) Expenses. Except as specifically provided herein, Micro shall pay all Registration Expenses in connection with the registrations which are requested pursuant to this Section 2.01 and all Registration Expenses incurred by Holders of Registrable Securities as a result of Micro's withdrawal or delay of any registration pursuant to Section 2.01(a)(ii)(Z). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this Section 2.01.

          (d) Effective Registration Statement. A registration requested pursuant to this Section 2.01 shall not be deemed to have been effected until such registration has been effective (and not subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for a period of 120 days following the date on which such registration was declared effective, or, if earlier, the date on which all Registrable Securities requested to be registered thereunder have been sold or withdrawn from sale by notice to Micro.

          (e) Selection of Underwriters. If any registration pursuant to this
Section 2.01 is in the form of an underwritten Public Offering, Micro shall have the right to select the managing underwriter or co-managing underwriters for such Public Offering, which underwriter or underwriters shall be reasonably acceptable to the Qtip Trust, or the Initiating Family Stockholders or Demanding Holders owning a majority of Registrable Securities requested to be included in such registration by all Initiating Family Stockholders or Demanding Holders, respectively.

          (f) Maximum Offering Size. If a registration pursuant to this Section
2.1 involves an underwritten Public Offering and the managing underwriter shall advise Micro that, in its view, the number or proposed mix of equity securities requested to be included in such registration (including securities which Micro requests to be included which are not Registrable Securities) exceeds the largest number or appropriate mix of securities (which mix shall in any event give priority to the securities requested to be registered by the Qtip Trust, the Initiating Family Stockholders or the Demanding Holders, as the case may be, in the manner set forth below) which can be sold without having a material adverse effect on such offering (the "MAXIMUM OFFERING SIZE"), including the price at which such securities can be sold, Micro will reduce the number of securities requested to be registered until such registration no longer exceeds the Maximum Offering Size as follows:

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                       (i) first, until such time as the Registrable Securities
         requested to be included in such registration by all Persons other than the Section 2.01 Holder have been reduced to 50% of the number of Registrable Securities requested to be registered by the Section 2.01 Holder, the Registrable Securities requested to be registered by such Persons shall be reduced on a pro rata basis among them (excluding the Section 2.01 Holder) according to the relative number of shares each such Person has requested to be included in such registration;

                      (ii) second, until such time as the Registrable Securities requested to be included in such registration by the Section 2.01 Holder have been reduced by 50%, the Registrable Securities requested to be included in such registration by the Section 2.01 Holder pursuant to Section 2.01(a)(i), the Registrable Securities requested to be included in such registration by any other Holders pursuant to Section 2.01(a)(ii) and the securities requested to be included in such registration by Grantees pursuant to the terms of their agreements with Micro shall be reduced on a pro rata basis among them according to the relative number of shares that each such Person has requested to be included in such registration;

                     (iii) third, any remaining securities requested to be included in such registration by all other Holders pursuant to Section 2.01(a)(ii) and by all Grantees pursuant to the terms of their agreements with Micro shall be reduced on a pro rata basis among them according to the relative number of shares each such Person has requested to be included in such registration; and

                      (iv) fourth, any remaining Registrable Securities requested to be included in such registration pursuant to Section 2.01(a)(i) by the Section 2.01 Holder shall be reduced.

Any reduction of shares of Registrable Securities made among the shares of Registrable Securities requested to be included in any registration pursuant to
Section 2.01(a)(i) by the Qtip Trust shall be made on a basis to be mutually agreed among the Holders of such Registrable Securities. Any such reduction of shares of Registrable Securities requested to be included by the Initiating Family Stockholders or Demanding Holders, respectively, shall be made on a pro rata basis among such Holders according to the relative number of shares each such Holder has requested to be included in such registration.

          (g) Subsequent Grants. Micro hereby agrees that it will not (i) at any time after the date hereof, grant to any Person any registration rights that conflict with, or have priority over, the registration rights granted hereby or
(ii) grant any registration rights with respect to securities held by any Person which permit such Person to exercise a demand registration right sooner than three months following the effective date of a Public Offering in which such Person was entitled to include securities, unless the number of

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securities requested to be included in such Public Offering by such Person was in excess of 125% of the number of such securities actually included.

         SECTION 2.02. Incidental ("Piggy-Back") Registration. (a) If, following the initial Public Offering, Micro at any time proposes to register any of its equity securities (the "PRIORITY SECURITIES") under the Securities Act (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms,
(ii) relating to shares of common stock issuable upon exercise of stock options or in connection with any employee benefit or similar plan of Micro, (iii) in connection with a direct or indirect acquisition by Micro of another Person or
(iv) pursuant to a shelf registration of securities pursuant to Rule 415 under the Securities Act), whether for sale for its own account or for the account of any other Person, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time, subject to the provisions of Section 2.02(b), give prompt written notice to the Holders of record holding Registrable Securities of its intention to do so and of such Holders' rights under this Section 2.02, at least 30 days prior to the anticipated filing date of the registration statement relating to such registration. Any such notice shall offer all such Holders the opportunity to include in such registration such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder made within 20 days after the receipt of notice from Micro (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), Micro will use its best efforts to effect the registration under the Securities Act and any related qualification or other compliance of all Registrable Securities which Micro has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten Public Offering, all Holders holding Registrable Securities requesting to be included in Micro's registration must sell their Registrable Securities to the underwriters selected by Micro on the same terms and conditions as apply to the Person for whose account the Priority Securities are being sold, (ii) if, at any time after giving written notice pursuant to this Section 2.02 of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Micro shall determine for any reason not to proceed with such registration (with respect to all of such securities requested to be registered), Micro shall give written notice to the Holders holding Registrable Securities and shall be relieved of its obligation to register any Registrable Securities in connection with such registration but shall not be relieved from its obligation to pay the Registration Expenses in connection therewith as provided in this Section 2.02, without prejudice, however, to the rights of the
Section 2.01 Holder to request that such registration be effected as a registration under Section 2.01 to the extent so entitled and (iii) no Holder may request the registration of any Registrable Securities pursuant to this
Section 2.02 after the expiration of 84 months following the initial Public Offering. If a registration pursuant to this Section 2.02 involves an underwritten Public Offering, each Holder of Registrable Securities requesting

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
to be included in such registration may elect, in writing not less than five Business Days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 2.02 shall relieve Micro of its obligations to effect registrations upon request under
Section 2.01. Micro will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.02, and each such Holder shall pay underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.02.

           (b) Maximum Offering Size. If a registration pursuant to this Section
2.02 involves an underwritten Public Offering and the managing underwriter shall advise Micro that, in its view, the number or mix of securities of Micro (including all Registrable Securities) which Micro, the Holders and any other Persons intend to include in such registration exceeds the Maximum Offering Size, Micro will reduce the number of securities requested to be registered until such registration no longer exceeds the Maximum Offering Size as follows:

                       (i) If the registration was initiated by Micro for the sale of Priority Securities for its own account:

                       (1) first, Priority Securities to be sold for the account
                  of holders of Priority Securities other than Micro, Registrable Securities requested to be included in such registration pursuant to Section 2.02(a) by Holders holding Registrable Securities and securities requested to be included in such registration by Grantees pursuant to the terms of their agreements with Micro shall be reduced on a pro rata basis among them according to the relative number of shares each such Person has requested to be included in such registration; and

                       (2) second, Priority Securities to be sold for Micro's
                  own account shall be reduced.

                      (ii) If the registration was initiated at the request of a holder (a "PRIORITY HOLDER") of Priority Securities to be sold for the account of such Priority Holder:

                       (1) first, until such time as the Registrable Securities
                  requested to be included in such registration by the Priority Holder have been reduced by 50%, the Priority Securities requested to be included in such registration by the Priority Holder and the securities requested to be included in such registration by the Holders pursuant to Section 2.02 and by the Grantees pursuant to the terms of their agreements with Micro shall be reduced on a

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                  pro rata basis among them according to the relative number of shares each such Person has requested to be included in such registration;

                       (2) second, any remaining securities requested to be
                  included in such registration by the Holders pursuant to
                  Section 2.02 and by all Grantees pursuant to the terms of their agreements with Micro shall be reduced on a pro rata basis among them according to the relative number of shares each such Person has requested to be included in such registration; and

                       (3) third, any remaining Priority Securities requested to
                  be included in such registration by the Priority Holder shall be reduced.

         SECTION 2.03. Holdback Agreements. Each Holder holding Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 or any successor provision under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of Micro or of any security convertible into or exchangeable or exercisable for any equity security of Micro (in each case, other than (x) as part of any registration pursuant to the terms hereof of Registrable Securities in connection with a Public Offering or (y) any sale or distribution of Registrable Securities received upon the exercise of stock options) during the 14 days prior to, and during (i) the 180-day period (in the case of an initial Public Offering), (ii) the 60-day period (in the case of a shelf registered offering) or (iii) otherwise the 120-day period beginning on, the effective date (or the commencement of a take-down in the case of a shelf registered offering) of such registration statement (except as part of such registration or take-down); provided that each such Holder has received written notice of such registration or take-down at least two Business Days prior to the anticipated beginning of the 14-day period referred to above.

         SECTION 2.04. Registration Procedures. Whenever a Holder requests that any Registrable Securities be registered pursuant to Section 2.01 or 2.02, Micro shall, subject to the provisions of such Sections, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) Micro will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which Micro then qualifies or which counsel for Micro shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days.

          (b) Micro will, if requested, at least three Business Days prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Holder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed (including documents to be incorporated by reference therein) which documents will be subject to the reasonable review and comments of such Holders (and their respective attorneys) during such three Business Day period and Micro will not file any registration statement, any prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) containing any statements with respect to such Holders to which the holders of a majority of the Registrable Securities to be included in such registration shall reasonably object in writing. Thereafter Micro will furnish to such Holder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (and, if requested, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          (c) After the filing of the registration statement, Micro will promptly notify each Holder of Registrable Securities covered by such registration statement of the effectiveness thereof and of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and promptly notify such Holder of such lifting or withdrawal of such order.

          (d) Micro will use its best efforts (i) to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by such registration statement reasonably (in light of such Holder's intended plan of distribution) requests and (ii) to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Micro and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder; provided that Micro will not be required (x) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (y) to subject itself to any material risk of taxation in any such jurisdiction or (z) to consent to general service of process in any such jurisdiction.

          (e) Micro will immediately notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each such Holder any such supplement or amendment, and Micro will promptly prepare and furnish to each such Holder a supplement to or an amendment of such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (f) Micro will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (g) Micro will make available for inspection by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of Micro (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Micro's officers, directors and employees to make themselves available to, and supply all information reasonably requested by, any Inspectors in connection with such registration statement. Records which Micro determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each such Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of Micro or its Affiliates unless and until such is made generally available to the public. Each such Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Micro and allow Micro, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) Micro will furnish to each Holder of Registrable Securities covered by such registration statement and to each underwriter, if any, a signed counterpart of (i) an opinion or opinions of counsel to Micro addressed to such Holder and underwriter on which opinion both such Holder and such underwriter are entitled to rely and (ii) a comfort letter or comfort letters from Micro's independent public accountants, each in then customary form and covering such matters of the type then customarily covered by opinions or comfort letters, as the case may be, as the holders of a majority of the Registrable Securities included in such registration statement or the managing underwriter therefor reasonably requests.

          (i) Micro will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) Micro will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by Micro are then listed.

          (k) Micro will use its best efforts to prepare and file with the Commission promptly upon the request of any such Holder, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

         Micro may require each Holder of Registrable Securities included in such registration statement promptly to furnish in writing to Micro such information regarding the distribution of the Registrable Securities as Micro may from time to time reasonably request and such other information with respect to such Holder as may be legally required in connection with such registration.

         Each Holder agrees that, upon receipt of any notice from Micro of the happening of any event of the kind described in Section 2.04(e), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2.04(e), and, if so directed by Micro, such Holder will deliver to Micro all copies in its possession of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event Micro shall give such notice, Micro shall extend the period during which the effectiveness of such registration statement shall be maintained (including the period referred to in Section 2.04(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.04(e) to the date when Micro shall make available to such Holder a prospectus supplemented or amended to conform with the requirements of Section 2.04(e).

         Micro shall not be liable for the failure of any such registration to become effective provided that Micro complies with its obligations hereunder.

         SECTION 2.05. Indemnification by Micro. Micro agrees to indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities covered by a registration statement, its officers, directors and agents, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if Micro shall have furnished any amendments or supplements thereto) or any preliminary, summary or final prospectus or any amendments or supplements thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and Micro will reimburse such Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, damage, liability or expense except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to Micro by such Holder or on such Holder's behalf in either such case expressly for use therein; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that Micro has provided such prospectus and it was the responsibility of such Holder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Micro also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 2.05.

         SECTION 2.06. Indemnification by Holders of Registrable Securities. Each Holder of Registrable Securities included in any registration statement agrees to indemnify and hold harmless to the fullest extent permitted by law (including without limitation reimbursement of Micro for any legal or any other expenses reasonably incurred by it in investigating or defending such loss, claim, damage, liability or expense) Micro, its officers, directors and agents and each Person, if any, who controls Micro within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Micro to such Holder, but only (i) with respect to information furnished in writing by such Holder or on such Holder's behalf in either case expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary, summary or final prospectus or any amendments or supplements thereto or (ii) to the extent that any loss, claim, damage, liability or expense described in Section
2.05 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of Micro provided in this Section 2.06.

         SECTION 2.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 2.05 or 2.06, such Person (an "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the Indemnified Party has been advised in writing by its counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Party who had the largest number of Registrable Securities included in such registration. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         SECTION 2.08. Contribution. If the indemnification provided for hereunder is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between Micro and the Holders on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by Micro and the Holders on the one hand and the underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of Micro and the Holders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between Micro on the one hand and each Holder of Registrable Securities covered by a registration statement on the other, in such proportion as is appropriate to reflect the relative fault of Micro and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by Micro and the Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Micro and the Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of Micro and the Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Micro and the Holders or by the underwriters. The relative fault of Micro on the one hand and of each such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Micro and the Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 2.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.08, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this Section 2.08 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all of the Holders and not joint.

         SECTION 2.09. Participation in Public Offering. No Person may participate in any underwritten Public Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreement, custody agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

         SECTION 2.10. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of securities to the public without registration, Micro agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 (including paragraph (c)(2) of such Rule);

          (b) use its best efforts to file with the Commission in a timely manner reports and other documents, if any, required of Micro under the Securities Act and the Exchange Act; and

          (c) furnish to the Holders forthwith upon request a written statement by Micro as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (if applicable), a copy of the most recent annual or quarterly report of Micro filed with the Commission, if any, and such other reports and documents of Micro and other information in the possession of or reasonably obtainable by Micro as the Holders may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holders to sell securities without registration.

                                    ARTICLE 3
                                  MISCELLANEOUS

         SECTION 3.01. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

         SECTION 3.02. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of Micro. If notice is given pursuant to this Section of a permitted successor or assign of a party to this Agreement, then notice shall thereafter be given as set forth above to such successor or assign of such party to this Agreement. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof and electronic or oral confirmation of receipt is received, (ii) if given by mail, at the close of business on the third Business Day after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 3.02.

         SECTION 3.03. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

         SECTION 3.04. Successors, Assigns, Transferees. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Micro or any Holder, except to a Permitted Transferee of any such Holder as provided pursuant to the terms hereof. This Agreement is binding upon the parties to this Agreement and their respective legal representatives, heirs, devisees, legatees, beneficiaries and successors and permitted assigns and inures to the benefit of the parties to this Agreement and their respective permitted legal representatives, heirs, devisees, legatees, beneficiaries and other permitted successors and assigns, if any. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, those who agree to be bound hereby and their respective permitted legal representatives, heirs, devisees, legatees, beneficiaries and other permitted successors and assigns. References to a party to this Agreement are also references to any permitted successor or assign of such party and, when appropriate to effect the binding nature of this Agreement for the benefit of another party, any other successor or assign of a party.

         SECTION 3.05. Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (b) Neither this Agreement nor any term or provision hereof may be waived except by an instrument in writing signed by (i) each Ingram Stockholder,
(ii) Micro, (iii) the Ingram Thrift Plan; provided that the Ingram Thrift Plan is materially adversely affected by such waiver, and (iv) Holders of a majority of the Registrable Securities which are materially adversely affected by such waiver.

          (c) Neither this Agreement nor any term or provision hereof may be amended except by an instrument in writing signed by (i) each Ingram Stockholder, (ii) Micro, (iii) the Ingram Thrift Plan; provided that the Ingram Thrift Plan is materially adversely affected by such amendment, and (iv) Holders of a majority of the Registrable Securities (excluding those held by the Ingram Stockholders and the Ingram Thrift Plan) which are materially adversely affected by such amendment.

          (d) Micro shall deliver prompt written notice to each other party hereto of any amendment or waiver to this Agreement approved pursuant to this Section.

         SECTION 3.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 3.07. Consent to Jurisdiction. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any Tennessee State Court or United States Federal Court sitting in the Middle District of Tennessee over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto (other than Micro) hereby irrevocably appoints CT Corporation System Company as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and represents and warrants that such agent has accepted such appointment.
Each party hereto consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service shall also be mailed to such party. Each party hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 3.07. Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         SECTION 3.08. Community Property. If such Holder's Registrable Securities constitute community property, this Agreement has been executed and delivered by such Holder's spouse, who shall be bound hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   INGRAM MICRO INC.

                                   By: /s/ Jeffrey R. Rodek
                                      ---------------------------------
                                      Name:  Jeffrey R. Rodek
                                      Title: President
                                      1600 Saint Andrew Place
                                      Santa Ana, CA  92705
                                      Telecopy:  714-566-7900

HOLDERS                            E. BRONSON INGRAM
                                    Q-TIP MARITAL TRUST

                                   By   MARTHA R. INGRAM, ORRIN H. INGRAM,
                                   JOHN R. INGRAM, DAVID B. INGRAM AND
                                   ROBIN I. PATTON, as Co-Trustees

                                   By: /s/ Martha R. Ingram
                                      ---------------------------------
                                      Name:       Martha R. Ingram
                                      Title:      Co-Trustee
                                      Address:    120 Hillwood Drive
                                                  Nashville, TN  37215

                                   By: /s/ Orrin H. Ingram
                                      ---------------------------------
                                      Name:       Orrin H. Ingram
                                      Title:      Co-Trustee
                                      Address:    1475 Moran Road
                                                  Franklin, TN  37069

                                   By: /s/ John R. Ingram
                                      ---------------------------------
                                      Name:       John R. Ingram
                                      Title:      Co-Trustee
                                      Address:    311 Jackson Boulevard
                                                  Nashville, TN  37205

                                   By: /s/ David B. Ingram
                                      ---------------------------------
                                      Name:       David B. Ingram
                                      Title:      Co-Trustee
                                      Address:    4417 Tyne Boulevard
                                                  Nashville, TN  37215

                                   By: /s/ Robin I. Patton
                                      ---------------------------------
                                      Name:       Robin I. Patton
                                      Title:      Co-Trustee
                                      Address:    1600 Chickering Road
                                                  Nashville, TN  37215

                                       E. BRONSON INGRAM 1995 CHARITABLE
                                        REMAINDER 5% UNITRUST

                                       By MARTHA R. INGRAM, as Trustee

                                   By: /s/ Martha R. Ingram
                                      ---------------------------------
                                      Name:       Martha R. Ingram
                                      Title:      Trustee
                                      Address:    120 Hillwood Drive
                                                  Nashville, TN  37215

                                       MARTHA AND BRONSON INGRAM
                                        FOUNDATION

                                   By: /s/  John R. Ingram
                                      ---------------------------------
                                      Name:  John R. Ingram
                                      Title: President
                                      Address:  c/o Ingram Industries Inc.
                                                4440 Harding Road
                                                Nashville, TN  37205
                                                (615) 298-8200

                                       E. BRONSON INGRAM 1994
                                         CHARITABLE LEAD ANNUITY TRUST

                                       By   ORRIN H. INGRAM, JOHN R. INGRAM,
                                            DAVID B. INGRAM, AND ROBIN B.
                                            INGRAM PATTON, as Co-Trustees

                                   By: /s/ Orrin H. Ingram
                                      ---------------------------------
                                      Name:       Orrin H. Ingram
                                      Title:      Co-Trustee
                                      Address:    1475 Moran Road
                                                  Franklin, TN  37069

                                   By: /s/ John R. Ingram
                                      ---------------------------------
                                      Name:       John R. Ingram
                                      Title:      Co-Trustee
                                      Address:    311 Jackson Boulevard
                                                  Nashville, TN  37205

                                   By: /s/ David B. Ingram
                                      ---------------------------------
                                      Name:       David B. Ingram
                                      Title:      Co-Trustee
                                      Address:    4417 Tyne Boulevard
                                                  Nashville, TN  37215

                                   By: /s/ Robin B. Ingram Patton
                                      ---------------------------------
                                      Name:       Robin B. Ingram Patton
                                      Title:      Co-Trustee
                                      Address:    1600 Chickering Road
                                                  Nashville, TN  37215

                                       INGRAM THRIFT PLAN

                                       By  W.M. HEAD, R.E. CLAVERIE AND
                                           T.H. LUNN, as Co-Trustees

                                   By: /s/ William M. Head
                                      ---------------------------------
                                      Name:       William M. Head
                                      Title:      Co-Trustee
                                      Address:    1229 Nichol Lane
                                                  Nashville, TN  37205

                                   By: /s/ R.E. Claverie
                                      ---------------------------------
                                      Name:       R.E. Claverie
                                      Title:      Co-Trustee
                                      Address:    6107 Hickory Valley Road
                                                  Nashville, TN  37205

                                   By: /s/ T.H. Lunn
                                      ---------------------------------
                                      Name:      T.H. Lunn
                                      Title:     Co-Trustee
                                      Address:   509 Sugartree Lane
                                                 Franklin, TN  37064

                                      /s/ Linwood A. Lacy, Jr.
                                      ---------------------------------
                                      Linwood A. Lacy, Jr.
                                      2304 Cranborne Road
                                      Midlothian, VA 23113

                                      LINWOOD A. LACY, JR.
                                        1996 IRREVOCABLE TRUST DATED
                                        MARCH 24, 1996

                                      By NATIONSBANK, N.A, as Trustee


                                   By: /s/ Philip L. Rudder
                                      ---------------------------------
                                      Name:      Philip L. Rudder
                                      Title:     Vice President
                                      Address:   NationsBank, N.A.
                                                 Attention: Phil Rudder,
                                                 Vice President
                                                 12th and Main, 12th Floor
                                                 Richmond, VA  23261

/s/ Dana N. Rutledge                 /s/ David W. Rutledge
_____________________________        _____________________________________
Spouse                               David W. Rutledge
                                     34 Deerwood East
                                     Irvine, CA 92714

/s/ Deborah S. Hardaway              /s/ Ronald K. Hardaway
_____________________________        _____________________________________
Spouse                               Ronald K. Hardaway
                                     2 Moss Glen
                                     Irvine, CA 92715

                                     /s/ Victoria L. Cotten
                                     _____________________________________
                                     Victoria L. Cotten
                                     8 Medici
                                     Aliso Viejo, CA  92656

                                     /s/ David B. Ingram
                                     _____________________________________
                                     David B. Ingram
                                     4417 Tyne Boulevard
                                     Nashville, TN 37215

                                     DAVID AND SARAH INGRAM FAMILY 1996
                                       GENERATION SKIPPING TRUST

                                     By THOMAS H. LUNN, as Trustee

                                   By: /s/ Thomas H. Lunn
                                      ---------------------------------
                                      Name:     Thomas H. Lunn
                                      Title:    509 Sugartree Lane
                                      Address:  Franklin, TN  37064

                                     TRUST FOR THE BENEFIT OF DAVID BRONSON
                                     INGRAM, DATED OCTOBER 27, 1967

                                     By SUNTRUST BANK, ATLANTA,
                                        successor trustee

                                   By: /s/ Thomas A. Shanks, Jr.
                                      ---------------------------------
                                      Name:     Thomas A. Shanks, Jr.
                                      Title:    First Vice President
                                      Address:  Trust Company Bank
                                                Trust Company of Georgia
                                                Attn: Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                     TRUST FOR THE BENEFIT OF DAVID BRONSON
                                     INGRAM, DATED JUNE 14, 1968

                                     By    SUNTRUST BANK, ATLANTA
                                           as Successor Trustee

                                   By: /s/ M. Steven Carroll
                                      ---------------------------------
                                       Name:      M. Steven Carroll
                                       Title:     Group Vice President
                                       Address:   Trust Company Bank
                                                  Trust Company of Georgia
                                                  Attn: Thomas A. Shanks, Jr.
                                                  Trust Company Tower
                                                  25 Park Place, 2nd Floor
                                                  Atlanta, GA  30303

                                     TRUST FOR THE BENEFIT OF DAVID B.
                                       INGRAM, DATED DECEMBER 22, 1975

                                     By   SUNTRUST BANK, ATLANTA,
                                          as Successor Trustee

                                   By: /s/ Thomas A. Shanks, Jr.
                                      ---------------------------------
                                       Name:      Thomas A. Shanks, Jr.
                                       Title:     First Vice President
                                       Address:   Trust Company Bank
                                                  Trust Company of Georgia
                                                  Attn: Thomas A. Shanks, Jr.
                                                  Trust Company Tower
                                                  25 Park Place, 2nd Floor
                                                  Atlanta, GA  30303

                                     DAVID B. INGRAM IRREVOCABLE TRUST
                                       DATED AUGUST 16, 1988

                                     By     ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                      Name:      Roy E. Claverie
                                      Title:     Trustee
                                      Address:   6107 Hickory Valley Road
                                                 Nashville, TN  37205

                                   1994 DAVID BRONSON INGRAM TRUST

                                   By     ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   /s/ Thomas H. Lunn
                                   ______________________________________
                                   Thomas H. Lunn
                                   509 Sugartree Lane
                                   Franklin, TN 37064

                                   LUNN FAMILY PARTNERS, L.P.

                                   By: /s/ Thomas H. Lunn
                                      ---------------------------------
                                          as General Partner

                                   By: /s/ Thomas H. Lunn
                                      ---------------------------------
                                      Name:      Thomas H. Lunn
                                      Title:
                                      Address:   509 Sugartree Lane
                                                 Franklin, TN  37064

                                   /s/ Philip Maurice Pfeffer
                                   ______________________________________
                                   Philip M. Pfeffer
                                   836 Treemont Court
                                   Nashville, TN 37220

                                   PFEFFER FAMILY PARTNERS, L.P.

                                   By: /s/ Pfeffer Enterprises, Inc.
                                      ---------------------------------
                                          as General Partner

                                   By: /s/ Philip Maurice Pfeffer
                                      ---------------------------------
                                     Name:      Philip Maurice Pfeffer
                                     Title:     President
                                     Address:   836 Treemont Court
                                                Nashville, TN  37220

                                   TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF JOHN-LINDELL

                                   PHILIP PFEFFER

                                   By EDWARD G. NELSON, as Trustee

                                   By: /s/ Edward G. Nelson
                                      ---------------------------------
                                     Name:      Edward G. Nelson
                                     Title:     Trustee
                                     Address:   Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203

                                   /s/ John-Lindell Philip Pfeffer
                                   _____________________________________
                                   John-Lindell Philip Pfeffer
                                   Rue General Patton, Sq.
                                   1050 Brussels Belgium

                                   TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF DAVID
                                   MAURICE PFEFFER

                                   By EDWARD G. NELSON, as Trustee

                                   By: /s/ Edward G. Nelson
                                      ---------------------------------
                                     Name:      Edward G. Nelson
                                     Title:     Trustee
                                     Address:   Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203

                                   TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF JAMES
                                   HOWARD PFEFFER

                                   By EDWARD G. NELSON, as Trustee

                                   By: /s/ Edward G. Nelson
                                      ---------------------------------
                                     Name:      Edward G. Nelson
                                     Title:     Trustee
                                     Address:   Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203

                                   /s/ Roy E. Claverie
                                   _____________________________________
                                   Roy E. Claverie
                                   6107 Hickory Valley Road
                                   Nashville, TN 37205

                                   ROY E. CLAVERIE, JR.
                                     1996 VESTED TRUST

                                   By  WILLIAM S. JONES, as Trustee

                                   By: /s/ William S. Jones
                                      ---------------------------------
                                     Name:      William S. Jones
                                     Title:     Trustee
                                     Address:   6015 Wellesley Way
                                                Brentwood, TN  37027

                                   ROY E. CLAVERIE, JR. 1996
                                     GENERATION SKIPPING TRUST

                                   By  WILLIAM S. JONES, as Trustee

                                   By: /s/ William S. Jones
                                      ---------------------------------
                                     Name:      William S. Jones
                                     Title:     Trustee
                                     Address:   6015 Wellesley Way
                                                Brentwood, TN  37027

                                   KEITH J. CLAVERIE, JR.
                                     1996 VESTED TRUST

                                   By  WILLIAM S. JONES, as Trustee

                                   By: /s/ William S. Jones
                                      ---------------------------------
                                     Name:      William S. Jones
                                     Title:     Trustee
                                     Address:   6015 Wellesley Way
                                                Brentwood, TN  37027

                                   KEITH J. CLAVERIE, JR.
                                     1996 GENERATION SKIPPING TRUST

                                   By  WILLIAM S. JONES, as Trustee

                                   By: /s/ William S. Jones
                                      ---------------------------------
                                     Name:      William S. Jones
                                     Title:     Trustee
                                     Address:   6015 Wellesley Way
                                                Brentwood, TN  37027

                                   TRUST AGREEMENT OF JUNE 11, 1987
                                          BETWEEN BRONSON AND MARTHA
                                          INGRAM, GRANTORS, AND EDWARD G.
                                          NELSON TRUSTEE FOR THE BENEFIT OF
                                          KEITH JOSEPH CLAVERIE

                                   By EDWARD G. NELSON, as Trustee

                                   By /s/ Edward G. Nelson
                                      ----------------------------------
                                      Name:      Edward G. Nelson
                                      Title:     Trustee
                                      Address:   Nelson Capital Corp.
                                                 3401 West End Avenue
                                                 Nashville, TN  37203

                                   TRUST AGREEMENT OF JUNE 11, 1987
                                         BETWEEN BRONSON AND MARTHA
                                         INGRAM, GRANTORS, AND EDWARD G.
                                         NELSON, TRUSTEE FOR THE BENEFIT OF
                                         ROY EDWARD CLAVERIE, JR.

                                   By EDWARD G. NELSON, as Trustee

                                   By: /s/ Edward G. Nelson
                                      ---------------------------------
                                     Name:      Edward G. Nelson
                                     Title:     Trustee
                                     Address:   Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203

                                   /s/ Roy E. Claverie, Jr.
                                   ____________________________________
                                   Roy E. Claverie, Jr.
                                   6107 Hickory Valley Road
                                   Nashville, TN 37205

                                   /s/ David F. Sampsell
                                   ____________________________________
                                   David F. Sampsell
                                   420 Welshwood #47
                                   Nashville, TN 37211

                                   /s/ Steven J. Mason
                                   ____________________________________
                                   Steven J. Mason
                                   1318 Chickering Road
                                   Nashville, TN 37215

                                   THE DAVID C. MASON
                                     1996 GENERATION SKIPPING TRUST

                                   By     LINDA L. MASON AND MICHAEL G.
                                          MASON, as Co-Trustees

                                   By: /s/ Linda L. Mason
                                      ---------------------------------
                                     Name:      Linda L. Mason
                                     Title:     Co-Trustee
                                     Address:   1318 Chickering Road
                                                Nashville, TN  37215

                                   By: /s/ Michael Mason
                                      ---------------------------------
                                     Name:      Michael Mason
                                     Title:     Co-Trustee
                                     Address:   1318 Chickering Road
                                                Nashville, TN  37215

                                   THE MICHAEL G. MASON
                                     1996 GENERATION SKIPPING TRUST

                                   By     LINDA L. MASON AND STEVEN  J.
                                          MASON,  JR., as Co-Trustees

                                   By: /s/ Linda L. Mason
                                      ---------------------------------
                                     Name:      Linda L. Mason
                                     Title:     Co-Trustee
                                     Address:   1318 Chickering Road
                                                Nashville, TN  37215

                                   By: /s/ Steven J. Mason, Jr.
                                      ---------------------------------
                                     Name:      Steven J. Mason, Jr.
                                     Title:     Co-Trustee
                                     Address:   1318 Chickering Road
                                                Nashville, TN  37215

                                   THE STEVEN J. MASON, JR.
                                     1996 GENERATION SKIPPING TRUST

                                   By     LINDA L. MASON AND DAVID C.
                                          MASON, as Co-Trustees

                                   By: /s/ Linda L. Mason
                                      ---------------------------------
                                      Name:          Linda L. Mason
                                      Title:         Co-Trustee
                                     Address:       1318 Chickering Road
                                                    Nashville, TN  37215


                                   By: /s/ David C. Mason
                                      ---------------------------------
                                     Name:          David C. Mason
                                     Title:         Co-Trustee
                                     Address:       1318 Chickering Road
                                                    Nashville, TN  37215

                                   /s/ Neil N. Diehl
                                   _________________________________
                                   Neil N. Diehl
                                   6 Castle Rising
                                   Nashville, TN 37215

                                   /s/ W. Michael Head
                                   _________________________________
                                   W. Michael Head
                                   1229 Nichol Lane
                                   Nashville, TN 37205

                                   /s/ David L. Hettinger
                                   _________________________________
                                   David L. Hettinger
                                   5108 Woodland Hills Drive
                                   Brentwood, TN 37027

                                   /s/ Lavona G. Russell
                                   _________________________________
                                   Lavona G. Russell
                                   9549 Butler Drive
                                   Brentwood, TN 37027

                                   /s/ Michael F. Lovett
                                   _________________________________
                                   Michael F. Lovett
                                   1013 Beech Grove Road
                                   Brentwood, TN 37027

                                   /s/ William S. Jones
                                   _________________________________
                                   William S. Jones
                                   6015 Wellesley Way
                                   Brentwood, TN 37027

                                   /s/ James F. Neal
                                   _________________________________
                                   James F. Neal
                                   c/o Neal & Harwell
                                   2000 One Nashville Place
                                   150 Fourth Avenue, North
                                   Nashville, TN 37219

                                   /s/ Martha R. Ingram
                                   _________________________________
                                   Martha R. Ingram
                                   120 Hillwood Drive
                                   Nashville, TN 37215

                                   /s/ Orrin H. Ingram, II
                                   _________________________________
                                   Orrin H. Ingram, II
                                   1475 Moran Road
                                   Franklin, TN 37069

                                   TRUST FOR THE BENEFIT OF ORRIN HENRY
                                   INGRAM, II, DATED OCTOBER 27, 1967

                                   By    SUNTRUST BANK, ATLANTA
                                         as Successor Trustee

                                   By: /s/ Thomas A. Shanks, Jr.
                                      ---------------------------------
                                     Name:      Thomas A. Shanks, Jr.
                                     Title:     First Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                   TRUST FOR THE BENEFIT OF ORRIN HENRY
                                          INGRAM,  II, DATED JUNE 14, 1968

                                   By    SUNTRUST BANK, ATLANTA
                                         as Successor Trustee

                                   By: /s/ Thomas A. Shanks, Jr.
                                      ---------------------------------
                                     Name:      Thomas A. Shanks, Jr.
                                     Title:     First Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                   TRUST FOR THE BENEFIT OF ORRIN H.
                                      INGRAM, II, DATED DECEMBER 22, 1975

                                   By   SUNTRUST BANK, ATLANTA
                                        as Successor Trustee

                                   By: /s/ M. Steven Carroll
                                      ---------------------------------
                                     Name:      M. Steven Carroll
                                     Title:     Group Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                   ORRIN H. INGRAM IRREVOCABLE
                                          TRUST DATED AUGUST 16, 1988

                                   By     ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   1994 ORRIN HENRY INGRAM TRUST

                                   By     ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   /s/ John R. Ingram
                                   ________________________________________
                                   John R. Ingram
                                   311 Jackson Boulevard
                                   Nashville, TN 37205

                                   THE JOHN AND STEPHANIE INGRAM
                                    FAMILY 1996 GENERATION SKIPPING TRUST

                                   By     WILLIAM S. JONES, as Trustee


                                   By: /s/ William S. Jones
                                      ---------------------------------
                                     Name:      William S. Jones
                                     Title:     Trustee
                                     Address:   6015 Wellesley Way
                                                Brentwood, TN  37027

                                   TRUST FOR THE BENEFIT OF JOHN
                                      RIVERS INGRAM, DATED OCTOBER 27, 1967

                                   By    SUNTRUST BANK, ATLANTA
                                         as Successor Trustee

                                   By: /s/ M. Steven Carroll
                                      ---------------------------------
                                     Name:      M. Steven Carroll
                                     Title:     Group Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                              TRUST FOR THE BENEFIT OF JOHN RIVERS INGRAM,
                              DATED JUNE 14, 1968

                              By     SUNTRUST BANK, ATLANTA
                                     as Successor Trustee

                              By: /s/ M. Steven Carroll
                                 ---------------------------------
                                Name:      M. Steven Carroll
                                Title:     Group Vice President
                                Address:   Trust Company Bank
                                           Trust Company of Georgia
                                           Attn:  Thomas A. Shanks, Jr.
                                           Trust Company Tower
                                           25 Park Place, 2nd Floor
                                           Atlanta, GA  30303

                              TRUST FOR THE BENEFIT OF JOHN R.
                                     INGRAM, DATED DECEMBER 22, 1975

                              By     SUNTRUST BANK, ATLANTA
                                     as Successor Trustee

                              By: /s/ M. Steven Carroll
                                 ---------------------------------
                                Name:      M. Steven Carroll
                                Title:     Group Vice President
                                Address:   Trust Company Bank
                                           Trust Company of Georgia
                                           Attn:  Thomas A. Shanks, Jr.
                                           Trust Company Tower
                                           25 Park Place, 2nd Floor
                                           Atlanta, GA  30303

                                   JOHN R. INGRAM IRREVOCABLE TRUST
                                          DATED AUGUST 16, 1988

                                   By     ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   1994 JOHN RIVERS INGRAM TRUST

                                   By ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   /s/ Robin B. Ingram Patton
                                   ________________________________________
                                   Robin B. Ingram Patton
                                   1600 Chickering Road
                                   Nashville, TN 37215

                                   TRUST FOR THE BENEFIT OF ROBIN
                                          INGRAM, DATED OCTOBER 27, 1967

                                   By    SUNTRUST BANK, ATLANTA
                                         as Successor Trustee

                                   By: /s/ M. Steven Carroll
                                      ---------------------------------
                                     Name:      M. Steven Carroll
                                     Title:     Group Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                   TRUST FOR THE BENEFIT OF ROBIN
                                     BIGELOW INGRAM, DATED JUNE 14, 1968

                                   By    SUNTRUST BANK, ATLANTA
                                         as Successor Trustee

                                   By: /s/ M. Steven Carroll
                                      ---------------------------------
                                     Name:      M. Steven Carroll
                                     Title:     Group Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                   TRUST FOR THE BENEFIT OF ROBIN B.
                                      INGRAM, DATED DECEMBER 22, 1975

                                   By    SUNTRUST BANK, ATLANTA
                                         as Successor Trustee

                                   By: /s/ M. Steven Carroll
                                      ---------------------------------
                                     Name:      M. Steven Carroll
                                     Title:     Group Vice President
                                     Address:   Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303

                                   ROBIN B. INGRAM IRREVOCABLE
                                          TRUST DATED AUGUST 16, 1988

                                   By     ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   1994 ROBIN INGRAM PATTON TRUST

                                   By ROY E. CLAVERIE, as Trustee

                                   By: /s/ Roy E. Claverie
                                      ---------------------------------
                                     Name:      Roy E. Claverie
                                     Title:     Trustee
                                     Address:   6107 Hickory Valley Road
                                                Nashville, TN  37205

                                   /s/ Panjah P. Shah
                                   ________________________________________
                                   Panjah P. Shah
                                   1201 Parker Place
                                   Brentwood, TN 37027-7002

                                   /s/ S. Ray Taylor
                                   ________________________________________
                                   S. Ray Taylor
                                   3280 Central Valley Road
                                   Murfreesboro, TN  37219

                                   /s/ Jacob S. Sherman
                                   ________________________________________
                                   Jacob S. Sherman
                                   215 Lauderdale Road
                                   Nashville, TN 37205

                                   /s/ Susan R. Flaster
                                   ________________________________________
                                   Susan R. Flaster
                                   144 September Drive
                                   La Vergne, TN 37086

                                                                  EXHIBIT A

                          FORM OF AGREEMENT TO BE BOUND

To the Parties to the Registration
Rights Agreement dated as of
November 6, 1996

Dear Sirs:

         Reference is made to the Registration Rights Agreement (the "AGREEMENT") dated as of November 6, 1996 among Ingram Micro Inc. and the Persons listed on the signature pages thereof.

         In consideration of the transfer of Registrable Securities (as defined in the Agreement) to the undersigned, the undersigned hereby confirms and agrees to be bound by all of the provisions of the Agreement.

         This letter shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

                                Very truly yours,

                                Permitted Transferee

                                                                     ANNEX I

                               FAMILY STOCKHOLDERS

David B. Ingram

David and Sarah Ingram Family
1996 Generation Skipping Trust

Trust for the Benefit of David Bronson Ingram,
Dated October 27,1967

Trust for the Benefit of David Bronson Ingram,
Dated June 14, 1968

Trust for the Benefit of David B. Ingram,
Dated December 22, 1975

David B. Ingram Irrevocable Trust
Dated August 16, 1988

1994 David Bronson Ingram Trust

Martha R. Ingram

Orrin H. Ingram, II

Trust for the Benefit of Orrin Henry Ingram, II,
Dated October 27, 1967

Trust for the Benefit of Orrin Henry Ingram, II,
Dated June 14, 1968

Trust for the Benefit of Orrin H. Ingram, II,
Dated December 22, 1975

Orrin H. Ingram Irrevocable Trust
Dated August 16, 1988

1994 Orrin Henry Ingram Trust

John R. Ingram

John and Stephanie Ingram Family
1996 Generation Skipping Trust

Trust for the Benefit of John Rivers Ingram,
Dated October 27, 1967

Trust for the Benefit of John Rivers Ingram,
Dated June 14, 1968

Trust for the Benefit of John R. Ingram,
Dated December 22, 1975

John R. Ingram Irrevocable Trust
Dated August 16, 1988

1994 John Rivers Ingram Trust

Robin B. Ingram Patton

Trust for the Benefit of Robin Ingram,
Dated October 27, 1967

Trust for the Benefit of Robin Bigelow Ingram,
Dated June 14, 1968

Trust for the Benefit of Robin B. Ingram,
Dated December 22, 1975

Robin B. Ingram Irrevocable Trust
Dated August 16, 1988

1994 Robin Ingram Patton Trust

                                      B-2